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                         METROPOLITAN SERIES FUND, INC.
                        SUPPLEMENT DATED January 24, 2000
                                       To
                         PROSPECTUS DATED April 30, 1999

         The following information supplements the Metropolitan Series Fund Prospectus dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

o        Change in the portfolio manager for the State Street Research Income
         Portfolio: The paragraph under "About The Investment Managers - State Street Research Income Portfolio" on page 19 of the Prospectus is changed to read as follows:

         "John H. Kallis, a Senior Vice President at State Street Research who joined the firm in 1987, is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since January 2000."